UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2019 (September 20, 2019)

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Floating Rate AT&T Inc. Global Notes due August 3, 2020	T 20C	New York Stock Exchange
1.875% AT&T Inc. Global Notes due December 4, 2020	T 20	New York Stock Exchange
2.65% AT&T Inc. Global Notes due December 17, 2021	T 21B	New York Stock Exchange
1.45% AT&T Inc. Global Notes due June 1, 2022	T 22B	New York Stock Exchange
2.50% AT&T Inc. Global Notes due March 15, 2023	T 23	New York Stock Exchange
Floating Rate AT&T Inc. Global Notes due September 5, 2023	T 23D	New York Stock Exchange
1.05% AT&T Inc. Global Notes due September 5, 2023	T 23E	New York Stock Exchange
1.950% AT&T Inc. Global Notes due September 15, 2023	T 23F	New York Stock Exchange
1.30% AT&T Inc. Global Notes due September 5, 2023	T 23A	New York Stock Exchange
2.75% AT&T Inc. Global Notes due May 19, 2023	T 23C	New York Stock Exchange
2.40% AT&T Inc. Global Notes due March 15, 2024	T 24A	New York Stock Exchange
3.50% AT&T Inc. Global Notes due December 17, 2025	T 25	New York Stock Exchange
0.250% AT&T Inc. Global Notes due March 4, 2026	T 26E	New York Stock Exchange
1.80% AT&T Inc. Global Notes due September 5, 2026	T 26D	New York Stock Exchange
2.90% AT&T Inc. Global Notes due December 4, 2026	T 26A	New York Stock Exchange
2.35% AT&T Inc. Global Notes due September 5, 2029	T 29D	New York Stock Exchange
4.375% AT&T Inc. Global Notes due September 14, 2029	T 29B	New York Stock Exchange
2.60% AT&T Inc. Global Notes due December 17, 2029	T 29A	New York Stock Exchange
0.800% AT&T Inc. Global Notes due March 4, 2030	T 30B	New York Stock Exchange
3.55% AT&T Inc. Global Notes due December 17, 2032	T 32	New York Stock Exchange
5.20% AT&T Inc. Global Notes due November 18, 2033	T 33	New York Stock Exchange
3.375% AT&T Inc. Global Notes due March 15, 2034	T 34	New York Stock Exchange
2.45% AT&T Inc. Global Notes due March 15, 2035	T 35	New York Stock Exchange
3.15% AT&T Inc. Global Notes due September 4, 2036	T 36A	New York Stock Exchange
1.800% AT&T Inc. Global Notes due September 14, 2039	T 39B	New York Stock Exchange
7.00% AT&T Inc. Global Notes due April 30, 2040	T 40	New York Stock Exchange
4.25% AT&T Inc. Global Notes due June 1, 2043	T 43	New York Stock Exchange
4.875% AT&T Inc. Global Notes due June 1, 2044	T 44	New York Stock Exchange
5.35% AT&T Inc. Global Notes due November 1, 2066	TBB	New York Stock Exchange
5.625% AT&T Inc. Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure under Item 8.01 with respect to the termination of the Existing Term Loan (as defined in Item 8.01) is incorporated by reference into this Item 1.02.

Item 8.01	Other Events.

Throughout this document, AT&T Inc. is referred to as “AT&T” or the “Company.” The Company recently completed the prepayment and termination of two existing term loan credit agreements with outstanding balances totaling $5.9 billion. The prepayments were made with $1.3 billion of cash on hand, the proceeds from the Company’s notes offering that closed on September 11, 2019 and the proceeds from a new term loan credit agreement providing for a loan of $1.30 billion from Bank of America, N.A.

As previously reported, on November 20, 2018, the Company entered into a $3.55 billion term loan credit agreement (the “Existing Term Loan”) with Bank of America, N.A., as agent. The Company repaid $500 million of the Existing Term Loan in the second quarter of 2019. On September 20, 2019, the Company repaid the remaining $3.05 billion outstanding under the Existing Term Loan. Following the repayment, the Existing Term Loan terminated in its entirety.

On September 24, 2019, the Company repaid $2.85 billion outstanding under the Company’s $2.85 billion term loan credit agreement, dated as of January 31, 2019, with certain investment and commercial banks and Citibank, N.A., as administrative agent, representing repayment in full of the amounts borrowed under such term loan credit agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: September 24, 2019	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer